                                                                    Exhibit 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-1
No. 33-45584 of Linc.net Inc. of our report, dated February 13, 1998, relating to the financial statements of InterCon Construction, Inc. for the year ended January 3, 1998, which appear in such Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Registration Statement.

/s/ MCGLADREY & PULLEN, LLP

Madison, Wisconsin
November 22, 2000